UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           July 20, 2007
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 20, 2007, Laboratory Corporation of America® Holdings (LabCorp®) (NYSE: LH) announced that it has named Don Hardison to the position of Executive Vice President and Chief Operating Officer. The appointment will become effective September 4, 2007.

Mr. Hardison, age 56, has served as President, Chief Executive Officer and Director for EXACT Sciences Corporation since June 2001 and as President and Director from May 2000 to June 2001. From August 1998 to April 2000, Mr. Hardison was Managing Partner for Siebel Systems, Inc. From January 1996 to February 1998, Mr. Hardison was Senior Vice President of Sales and Marketing for Quest Diagnostics Inc. From April 1978 to December 1995, Mr. Hardison held various positions at SmithKline Beecham Corporation.

Exhibits

99.1 Press Release dated July 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: July 23, 2007	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary